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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                           --------------------------

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                          Date of Report: May 20, 1999



                           MTI TECHNOLOGY CORPORATION
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             (Exact Name of Registrant as Specified in its Charter)



                                    Delaware
                         -------------------------------
                         (State or Other Jurisdiction of
                         Incorporation or Organization)



        0-23418                                                  95-3601802
------------------------                                     -------------------
(Commission File Number)                                      (I.R.S. Employer
                                                             Identification No.)


                             4905 E. La Palma Avenue
                            Anaheim, California 92807
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               (Address of Principal Executive Offices) (Zip Code)


                                 (714) 970-0300
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              (Registrant's telephone number, including area code)


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ITEM 5. OTHER EVENTS.

        The information set forth in the Registrant's news release dated May 20, 1999 is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (c)  Exhibits

             99.1   Text of Press Release dated May 20, 1999.




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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   MTI TECHNOLOGY CORPORATION


Date: May 21, 1999                                 /s/ DALE R. BOYD
                                                   -----------------------------
                                                   Dale R. Boyd
                                                   Chief Financial Officer
                                                   (Principal Financial Officer)



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                                   INDEX TO EXHIBITS


    EXHIBIT                    DESCRIPTION
    -------                    -----------
     99.1         Text of Press Release dated May 21, 1999